Unlocking the Full Potential of Bexobrutideg A Global Collaboration Between Nurix and Roche June 8, 2026 Exhibit 99.2

Forward Looking Statements 2 This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the therapeutic potential of bexobrutideg; any plans and expectations for the clinical development of bexobrutideg, including with respect to label-enabling studies and expansion into immune-mediated diseases; the planned timing for the initiation and enrollment of patients in current and future clinical trials of bexobrutideg; the planned timing for the provision of updates and findings from clinical trials; the anticipated closing of the Nurix-Roche collaboration, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the timing thereof; Nurix’s future financial or business plans; Nurix’s future performance, prospects and strategies; future conditions, trends, and other financial and business matters; the potential benefits of the Nurix-Roche collaboration, including potential milestone and royalties payments; the potential advantages of protein degrader-based therapeutics; the extent to which bexobrutideg and targeted protein degradation may potentially address a broad range of diseases; the extent animal model data, in vitro potency data, and proteomics data predicts human efficacy; the timing and success of the development and commercialization of bexobrutideg and Nurix’s other current and anticipated drug candidates; and Nurix’s ability to fund its operations into a specified date in the future. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) the ability of each party to perform its obligations under the Nurix-Roche collaboration; (ii) whether the parties will be able to successfully conduct and complete clinical development of bexobrutideg pursuant to the Nurix-Roche collaboration, including achieving clinical trial enrollment targets, meeting primary endpoints, and obtaining regulatory approvals; (iii) the unexpected emergence of adverse events or other undesirable side effects during preclinical and clinical development; (iv) whether Nurix will have adequate resources to fund its obligations under the Nurix-Roche collaboration, including increased operating expenses in connection with funding forty percent of development costs across multiple clinical trials and establishing and maintaining a commercialization organization in the United States; (v) risks and uncertainties related to regulatory review of the Nurix-Roche collaboration, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the potential that any applicable waiting period may not expire or be terminated on the anticipated timeline or at all, and the potential for delays, conditions or other limitations imposed in connection with obtaining any required approvals or clearances; (vi) whether the parties will be able to successfully co-commercialize bexobrutideg in the United States, including Nurix's ability to establish and maintain a commercialization organization and the parties’ ability to align on commercial strategy and manage the operational complexities of a shared commercial model; (vii) risks and uncertainties relating to the timing and receipt of payments from Nurix’s collaboration partners, including milestone payments and royalties on future potential product sales; and (viii) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal period ended February 28, 2026, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Furthermore, while the Company believes its own internal estimates and research are reliable, such estimates and research have not been verified by any independent source.

Welcome and Introductions 3 Arthur T. Sands, M.D., Ph.D. President, Chief Executive Officer and Board Director Nurix Therapeutics Jason Kantor, Ph.D. Chief Business Officer Nurix Therapeutics John Northcott Chief Commercial Officer Nurix Therapeutics Hans van Houte Chief Financial Officer Nurix Therapeutics

Unlocking the Full Potential of Bexobrutideg One asset. Multiple diseases. Global impact. 4 Potential best-in-class BTK-targeted therapy Opportunity across multiple therapeutic areas Robust clinical data in broad CLL population Leader in targeted protein degradation Proven leader in oncology, immunology, and neurology Portfolio of B-cell targeted- therapies enables multiple combinations Global infrastructure: clinical, regulatory, commercial Ambitious vision for bexobrutideg Combining Nurix's innovation in targeted protein degradation with Roche's global development and commercial scale to accelerate and expand the bexobrutideg opportunity

A Transformative Partnership to Maximize the Value of Bexobrutideg

Accelerating and expanding the potential of bexobrutideg through a shared ambition to transform patient outcomes across **oncology**, **immunology** and **neurology**

UPFRONT	TOTAL PAYMENTS UP TO	U.S. PROFIT SPLIT	GLOBAL DEV COST SPLIT	EX-U.S. ROYALTIES
$700M	**$2.3B**	**50/50**	**40/60**	**Low–High Teens**
Cash to Nurix at close	Upfront payment plus development, regulatory, and commercial milestones	Equal split of U.S. profits & losses	Nurix 40% Roche 60%	Tiered royalties on ex-U.S. net sales

Co-development and co-commercialization in the U.S. accelerates Nurix's evolution into a fully integrated biopharmaceutical company in major medical markets

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NURIX

Bexobrutideg: Targeted Protein Degradation of BTK with Potential Best-in-Class Profile 6 Eliminates both the enzymatic and scaffolding activities of BTK Exquisitely selective degrader of BTK Active against wildtype BTK and overcomes BTK inhibitor resistance mutations Demonstrated robust clinical activity in difficult to treat B-cell malignancies Acts catalytically with unprecedented potency Crosses the blood brain barrier with clinical responses in patients with advanced CNS disease Degradation removes all functions of BTK unlike BTK inhibitors BTK, Bruton's tyrosine kinase; CNS, central nervous system; MOA, mechanism of action. bexobrutideg

Bexobrutideg Demonstrates High Response Rates and Durable Disease Control in Heavily Pre-Treated CLL

Ongoing Phase 1a/b Study in CLL

OBJECTIVE RESPONSE RATE[1]

83% ORR in CLL (95% CI 69–92)

- Population: response-evaluable CLL patients (n=47)
- Median prior lines: 4 prior therapies before bexdeg
- Best response: 2 CR + 1 nPR + 36 PR/PR-L

MEDIAN PROGRESSION-FREE SURVIVAL

22.1 months

- Long-term disease control across all doses tested (50 mg – 600 mg, n=48)
- Median DOR 20.1 months; durability holds in heavily pre-treated CLL

BROAD CLINICAL ACTIVITY observed across nearly all patients, including hard-to-treat subgroups

- High-risk molecular features (ATM, NOTCH1, etc.)
- BTK-mutant and PLCG2-mutant CLL
- Post-cBTKi and post-ncBTKi populations
- Patients with CNS involvement

1. Source: Phase 1a, ASH 2025 update (Sep 2025 cutoff)

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NURIX

8 A global leader in oncology, immunology and neurology with expertise and capabilities in establishing B-cell targeted therapies as a new standard of care across therapeutic areas Bexobrutideg: A Complimentary Strategic and Portfolio Fit with Roche At Roche, our goal is to create new possibilities for patients with challenging diseases. We believe bexobrutideg could represent a major leap forward in the fight against complex blood cancers and other diseases. We are proud to join forces with Nurix to accelerate these potential breakthroughs. Dr. Levi Garraway, Head of Global Product Development and Chief Medical Officer, Roche Bexdeg Positions bexobrutideg as a potential backbone therapy across multiple BTK-dependent diseases, with accelerated global scale and significantly expanded commercial opportunity

9 OUR MISSION To establish degrader-based medicines at the forefront of patient care

Neurology Joint Development Plan A Comprehensive Multi-Indication Program Oncology Immunology 10

A Robust Clinical Development Plan in Malignant Hematology CLL Chronic Lymphocytic Leukemia Planned DAYBreak CLL-306 | Phase 3 – 2L+ vs Pirtobrutinib Planned Phase 3 – 2L Combination Phase 1b/2 Study – 1L+ Basket Combination Study 11 MCL Mantle Cell Lymphoma WM Waldenström macroglobulinemia Planned Phase 3 – Combination Planned Phase 3 – Combination Ongoing DAYBreak CLL-201 | Phase 2 – 3L+ Single Arm Planned Phase 3 – 1L (best regimen to be determined) Nurix-Roche partnership enables comprehensive bexobrutideg development across multiple lines of therapy and combination settings in B-cell malignancies

Expanding Bexobrutideg Across Immunology and Neurological Indications CSU Chronic Spontaneous Urticaria Planned Phase 2 Rationale: • BTK is a critical regulator of FcεRI-driven activation in mast cells and basophils and a central node controlling B cell inflammatory pathways • Bexobrutideg more potently suppresses signaling and activation in mast cells, basophils and B cells in comparison to multiple BTKi in vitro • Low doses of Bexobrutideg achieve rapid, robust and sustained degradation of BTK in both the skin and blood of healthy volunteers MS Multiple Sclerosis Planned Phase 2 Rationale: • Bexobrutideg crosses the blood brain barrier and exhibits therapeutic activity in patients with PCNSL and CLL with CNS involvement without signs of liver toxicity in a safety data set of >300 CLL/NHL patients • Bexobrutideg demonstrates robust in vivo degradation of BTK in microglia in animal models eliminating both the kinase and scaffolding functions of BTK providing a mechanistic rationale for enhanced biologic activity • Bexobrutideg demonstrates therapeutic activity in preclinical disease models of multiple sclerosis 12 Nurix-Roche partnership brings scale, infrastructure and expertise to evaluate bexobrutideg across new indications in immunology and neurology PCNSL, Primary Central Nervous System Lymphoma

Nurix: Accelerating Evolution Into a Fully Integrated Multi-Asset Biopharmaceutical Company in Oncology

ONCOLOGY

Program	Indication / Line of therapy	Preclinical	Phase 1	Phase 2	Phase 3	Partner
Bexobrutideg BTK degrader	CLL 2L+ Monotherapy DAYBreak CLL-306				*	Roche
	CLL 3L+ triple-exposed, monotherapy					
	CLL / NHL 1L+ Basket combination			*		
Zelebrudomide BTK-IKZF degrader	B-cell malignancies					Wholly Owned
NX-1607 CBL-B inhibitor	Solid tumor Relapsed/refractory					Wholly Owned
Pan-mutant BRAF degrader Wild-type sparing	mBRAF Class I/II/III Lung, colon, melanoma					Wholly Owned
DACs Degrader antibody conjugates	Multiple undisclosed					Pfizer

* Studies planned to start midyear 2026

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NURIX

Nurix: Accelerating Evolution Into a Fully Integrated Multi-Asset Biopharmaceutical Company in Immunology and Neurology

IMMUNOLOGY & NEUROLOGY

Program	Indication / Line of therapy	IND enabling	Phase 1	Phase 2	Phase 3	Partner
Bexobrutideg BTK degrader	Chronic spontaneous urticaria	Ongoing	Ongoing	Planned		Roche
	Multiple sclerosis	Ongoing	Ongoing	Planned		
GS-6791/ NX-0479 IRAK4 degrader	Potential in rheumatoid arthritis and atopic dermatitis	Ongoing	Ongoing			GILEAD
SAR448272/ NX-3911 STAT6 degrader	Potential in Type 2 inflammation	Ongoing				sanofi

Ongoing Planned

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NURIX

Initial Bexobrutideg Development Plan Targets Multiple Indications Across Multibillion-Dollar Market Opportunities

CLL + WM + MCL	Chronic Spontaneous Urticaria	Multiple Sclerosis
~$18B projected 2030 sales	**~$4B** projected 2030 sales	**~$26B** projected 2030 sales

COMBINED ADDRESSABLE MARKET · 2030

~$48B

Across CLL, WM, MCL, CSU and MS

Source for projected 2030 sales for CLL, WM, Urticaria and Multiple Sclerosis: Evaluate Pharma (accessed May 2026)
CSU sales estimates assume 70-80% of Urticaria sales can be attributed to CSU
Source for projected 2030 sales for MCL: Clarivate DRG Disease Landscape & Forecast Report 2025

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NURIX

Nurix’s Partnership Model – Creating a Fully Integrated Biopharma Company Current Collaborations PARTNER COLLABORATION PAYMENTS** LEAD ASSET $135M IRAK4 degrader Nurix retains 50/50 U.S. profit share and co-promotion rights (subject to one program veto right by Gilead) • Unlocking the global development of Nurix’s multiple best-in-class drug candidates • Leveraging big pharma’s commercial strength in oncology, immunology and neurology to bring innovative medicines to patients’ unmet medical needs • Enabling Nurix’s co-development and co-promotion rights in the United States 16 * Pro-forma Cash Balance represents Nurix cash balance of $540.7M as of February 28, 2026, plus anticipated $700M upfront payment from Roche ** Collaboration Payments represents payments to Nurix as of February 28, 2026, plus anticipated upfront payment from Roche *** Roche upfront payment is payable to Nurix within 30 days after the effective date of the Nurix-Roche Collaboration Agreement, which is contingent upon clearance of applicable antitrust waiting periods and approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended $700M*** Bexobrutideg Nurix retains 50/50 U.S. profit share and co-promotion rights $127M STAT6 degrader Nurix retains 50/50 U.S. profit share and co-promotion rights $ 75M Undisclosed DACs Nurix retains U.S. profit share and co-promotion rights Pro-forma Cash Balance: $1.24B* NURIX RIGHTS The Nurix-Roche collaboration is the latest example of Nurix creating and realizing value through strategic partnerships

Combining Nurix’s Leadership in Targeted Protein Degradation With Roche’s Global Development and Commercial Capabilities To accelerate development, expand indications & bring bexobrutideg to patients worldwide For Bexobrutideg Unlocks a comprehensive global development strategy across oncology, immunology and neurology Enables exploration across multiple indications and combination settings with Roche’s powerful portfolio of innovative therapies Positions bexobrutideg as a potential backbone therapy across BTK-driven diseases For Nurix & Roche Combines synergistic scientific, clinical and commercial capabilities Creates a shared opportunity across a projected ~$48B addressable market Aligns both organizations around a common vision for bexobrutideg as the new potentially best-in-class BTK-directed agent in multiple disease settings Together, Nurix and Roche aim to establish bexobrutideg as the leading BTK-directed therapy across oncology, immunology and neurology by delivering medical innovation for patients, physicians and shareholders . 17

Question and Answer Session 18 z Bringing together complementary capabilities with a shared ambition to unlock the full potential of BTK degradation for patients worldwide.

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